                                                                   EXHIBIT 10.22

SC
- ----------------------------------------------
CORPORATION                                           Six Landmark Square
                                                      Fourth Floor
                                                      Stamford, Ct. 06901-2792

                                                      Telephone (203) 359-5640
                                                      Facsimile (203) 359-5840

                                       February 21, 1995
 Via Airborne Express
 --------------------

 Sandpy Realty Trust
 C/O Simon D. Young
 16 Westwood Avenue
 Brockton, MA 02401

     Re:  Lease of Premises at 21 Bristol Drive South Easton, MA
          ------------------------------------------------------

Dear Simon:

     This will confirm that, effective June 1, 1995, the Fixed Rent for the above-captioned premises shall be reduced from $480,000 per annum to $300,000 per annum.

     In all other respects, the Lease, as amended through the date hereof, shall remain in full force and effect in accordance with its terms.

 SC Direct, Inc.                                  Witnessed
 /s/ STEVEN L. BOCK                               By: /s/
 -------------------                              -------------------
 Steven L. Bock
 CEO

 Acknowledged and agreed to:
 Sandpy Realty Trust                              Witnessed
                                                  By: /s/
                                                  -------------------
/s/ SIMON D. YOUNG
- ------------------
Simon D. Young
Trustee

SC
- ----------------------------------------------
CORPORATION                                           Six Landmark Square
                                                      Fourth Floor
                                                      Stamford, Ct. 06901-2792

                                                      Telephone (203) 359-5640
                                                      Facsimile (203) 359-5840

                                       February 21, 1995
 Via Airborne Express
 --------------------

 Simon D. Young
 16 Westwood Avenue
 Brockton, MA 02401

 Dear Simon:

     Thank you for agreeing to the June 1 rent reduction, which gives us some additional flexibility regarding the timing of our decision to address our longer term space needs. I am enclosing a letter for Sandpy's signature, reflecting the new rent. Please return an executed copy to me.

     As I indicated to you, we need to complete our market research in order to more thoroughly assess your proposal. Based on our current information, your proposal seems very high.

     We will keep you advised as we work through the process.



                                        Very truly yours,

                                        /s/ Steven

                                        Steven L. Bock